Exhibit 10.3A
FLUIDIGM CORPORATION
2008 EQUITY INCENTIVE PLAN
NOTICE OF GRANT OF STOCK OPTION
     Unless otherwise defined herein, the terms defined in the Fluidigm Corporation 2008 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Notice of Grant of Stock Option (the “Notice of Grant”) and Terms and Conditions of Stock Option Grant, attached hereto as Exhibit A (together, the “Agreement”).

Participant:

Address:

     Participant has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Agreement, as follows:

Grant Number

Date of Grant

Vesting Commencement Date

Number of Shares Granted

Exercise Price per Share	$

Total Exercise Price	$

Type of Option	Incentive Stock Option

Nonstatutory Stock Option

Term/Expiration Date

     Vesting Schedule:
     Subject to accelerated vesting as set forth below or in the Plan, this Option will be exercisable, in whole or in part, in accordance with the following schedule:
     [Twenty-five percent (25%) of the Shares subject to the Option will vest on the one (1) year anniversary of the Vesting Commencement Date, and one forty-eighth (1/48th) of the Shares subject to the Option will vest each month thereafter on the same day of the month as the Vesting Commencement Date (and if there is no corresponding day, on the last day of the month), subject to Participant continuing to be a Service Provider through each such date.]

     Termination Period:
     This Option will be exercisable for [three (3) months] after Participant ceases to be a Service Provider, unless such termination is due to Participant’s death or Disability, in which case this Option will be exercisable for [twelve (12) months] after Participant ceases to be a Service Provider. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and may be subject to earlier termination as provided in Section 13(c) of the Plan.
     By Participant’s signature and the signature of the Company’s representative below, Participant and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Agreement. Participant has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Plan and Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT	FLUIDIGM CORPORATION

Signature	By

Print Name	Title

Address:

EXHIBIT A
TERMS AND CONDITIONS OF STOCK OPTION GRANT
     1. Grant. The Company hereby grants to the Participant named in the Notice of Grant (“Participant”) an option (the “Option”) to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms and conditions in this Agreement and the Plan, which is incorporated herein by reference. Subject to Section 18(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan will prevail.
          If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it will be treated as a Nonstatutory Stock Option (“NSO”). Further, if for any reason this Option (or portion thereof) will not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) will be regarded as a NSO granted under the Plan. In no event will the Administrator, the Company or any Parent or Subsidiary or any of their respective employees or directors have any liability to Participant (or any other person) due to the failure of the Option to qualify for any reason as an ISO.
     2. Vesting Schedule. Except as provided in Section 3, the Option awarded by this Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant. Shares scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in Participant in accordance with any of the provisions of this Agreement, unless Participant will have been continuously a Service Provider from the Date of Grant until the date such vesting occurs.
     3. Administrator Discretion. The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Option at any time, subject to the terms of the Plan. If so accelerated, such Option will be considered as having vested as of the date specified by the Administrator.
     4. Exercise of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Agreement.
          This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit B (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which will state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice will be completed by Participant and delivered to the Company. The Exercise Notice will be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares together with any applicable tax withholding. This Option will be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.
     5. Method of Payment. Payment of the aggregate Exercise Price will be by any of the following, or a combination thereof, at the election of Participant:
          (a) cash;
          (b) check;
          (c) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or
          (d) surrender of other Shares which have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.
     6. Tax Obligations.
          (a) Withholding of Taxes. Notwithstanding any contrary provision of this Agreement, no certificate representing the Shares will be issued to Participant, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by Participant with respect to the payment of income, employment and other taxes which the Company determines must be withheld with respect to such Shares. To the extent determined appropriate by the Company in its discretion, it will have the right (but not the obligation) to satisfy any tax withholding obligations by reducing the number of Shares otherwise deliverable to Participant. If Participant fails to make satisfactory arrangements for the payment of any required tax withholding obligations hereunder at the time of the Option exercise, Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Shares if such withholding amounts are not delivered at the time of exercise.
          (b) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Participant herein is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Grant Date, or (ii) the date one (1) year after the date of exercise, Participant will immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant.
          (c) Code Section 409A. Under Code Section 409A, an option that vests after December 31, 2004 (or that vested on or prior to such date but which was materially modified after October 3, 2004) that was granted with a per Share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a Share on the date of grant (a “Discount Option”) may be considered “deferred compensation.” A Discount Option may result in (i) income recognition by Participant prior to the exercise of the option, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges. The Discount Option may also result in additional state income, penalty and interest tax to the Participant. Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the Fair Market Value of a Share on the Date of Grant in a later examination. Participant agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the date of grant, Participant will be solely responsible for Participant’s costs related to such a determination.
     7. Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant. After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.
     8. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.
     9. Address for Notices. Any notice to be given to the Company under the terms of this Agreement will be addressed to the Company at Fluidigm Corporation, 7000 Shoreline Court, Suite 100, South San Francisco, CA 94080, or at such other address as the Company may hereafter designate in writing.
     10. Grant is Not Transferable. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant.
     11. Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.
     12. Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. The Company will make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority. Assuming such compliance, for income tax purposes the Exercised Shares will be considered transferred to Participant on the date the Option is exercised with respect to such Exercised Shares.
     13. Plan Governs. This Agreement is subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan will govern. Capitalized terms used and not defined in this Agreement will have the meaning set forth in the Plan.
     14. Administrator Authority. The Administrator will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Shares subject to the Option have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. No member of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.
     15. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to Options awarded under the Plan or future Options that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.
     16. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
     17. Agreement Severable. In the event that any provision in this Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Agreement.
     18. Modifications to the Agreement. This Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company.
     19. Amendment, Suspension or Termination of the Plan. By accepting this Award, Participant expressly warrants that he or she has received an Option under the Plan, and has received, read and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time.

     20. Governing Law. This Agreement will be governed by the laws of the State of [California], without giving effect to the conflict of law principles thereof. For purposes of litigating any dispute that arises under this Option or this Agreement, the parties hereby submit to and consent to the jurisdiction of the State of [California], and agree that such litigation will be conducted in the courts of [San Francisco County], [California], or the federal courts for the United States for the [Northern District] of [California], and no other courts, where this Option is made and/or to be performed.

EXHIBIT B
FLUIDIGM CORPORATION
2008 EQUITY INCENTIVE PLAN
EXERCISE NOTICE
Fluidigm Corporation
7000 Shoreline Court
South San Francisco, CA 94080
Attention:
     1. Exercise of Option. Effective as of today,                     ,                     , the undersigned (“Purchaser”) hereby elects to purchase                      shares (the “Shares”) of the Common Stock of Fluidigm Corporation (the “Company”) under and pursuant to the 2008 Equity Incentive Plan (the “Plan”) and the Stock Option Agreement dated                      (the “Agreement”). The purchase price for the Shares will be $                    , as required by the Agreement.
     2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price of the Shares and any required tax withholding to be paid in connection with the exercise of the Option.
     3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Agreement and agrees to abide by and be bound by their terms and conditions.
     4. Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired will be issued to Participant as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 13 of the Plan.
     5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     6. Entire Agreement; Governing Law. The Plan and Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of [California].

Submitted by:	Accepted by:

PURCHASER	FLUIDIGM CORPORATION

Signature	By

Print Name	Its

Address:

Date Received

FLUIDIGM CORPORATION
2008 EQUITY INCENTIVE PLAN
NOTICE OF GRANT OF RESTRICTED STOCK
     Unless otherwise defined herein, the terms defined in the Fluidigm Corporation 2008 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Notice of Grant of Restricted Stock (the “Notice of Grant”) and Terms and Conditions of Restricted Stock Grant, attached hereto as Exhibit A (together, the “Agreement”).

Participant:

Address:

     Participant has been granted the right to receive an Award of Restricted Stock, subject to the terms and conditions of the Plan and this Agreement, as follows:

Grant Number

Date of Grant

Vesting Commencement Date

Number of Shares Granted
     Vesting Schedule:
     Subject to any acceleration provisions contained in the Plan or set forth below, the Restricted Stock will vest and the Company’s right to reacquire the Restricted Stock will lapse in accordance with the following schedule:
     [VESTING SCHEDULE]

     By Participant’s signature and the signature of the Company’s representative below, Participant and the Company agree that this Award of Restricted Stock is granted under and governed by the terms and conditions of the Plan and this Agreement. Participant has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Plan and Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT	FLUIDIGM CORPORATION

Signature

Print Name

Address:

EXHIBIT A
TERMS AND CONDITIONS OF RESTRICTED STOCK GRANT
     1. Grant of Restricted Stock. The Company hereby grants to the Participant named in the Notice of Grant (the “Participant”) under the Plan for past services and as a separate incentive in connection with his or her services and not in lieu of any salary or other compensation for his or her services, an Award of Shares of Restricted Stock, subject to all of the terms and conditions in this Agreement and the Plan, which is incorporated herein by reference. Subject to Section 18(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan will prevail.
     2. Escrow of Shares.
          (a) All Shares of Restricted Stock will, upon execution of this Agreement, be delivered and deposited with an escrow holder designated by the Company (the “Escrow Holder”). The Shares of Restricted Stock will be held by the Escrow Holder until such time as the Shares of Restricted Stock vest or the date Participant ceases to be a Service Provider.
          (b) The Escrow Holder will not be liable for any act it may do or omit to do with respect to holding the Shares of Restricted Stock in escrow while acting in good faith and in the exercise of its judgment.
          (c) Upon Participant’s termination as a Service Provider for any reason, the Escrow Holder, upon receipt of written notice of such termination, will take all steps necessary to accomplish the transfer of the unvested Shares of Restricted Stock to the Company. Participant hereby appoints the Escrow Holder with full power of substitution, as Participant’s true and lawful attorney-in-fact with irrevocable power and authority in the name and on behalf of Participant to take any action and execute all documents and instruments, including, without limitation, stock powers which may be necessary to transfer the certificate or certificates evidencing such unvested Shares of Restricted Stock to the Company upon such termination.
          (d) The Escrow Holder will take all steps necessary to accomplish the transfer of Shares of Restricted Stock to Participant after they vest following Participant’s request that the Escrow Holder do so.
          (e) Subject to the terms hereof, Participant will have all the rights of a stockholder with respect to the Shares while they are held in escrow, including without limitation, the right to vote the Shares and to receive any cash dividends declared thereon.
          (f) In the event of any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares, the Shares of Restricted Stock will be increased, reduced or otherwise changed, and by virtue of any such change Participant will in his or her capacity as owner of unvested Shares of Restricted Stock be entitled to new or additional or different shares of stock, cash or securities (other than rights or warrants to purchase securities); such new or additional or different shares, cash or securities will thereupon be considered to be unvested Shares of Restricted Stock and will be subject to all of the conditions and restrictions which were applicable to the unvested Shares of Restricted Stock pursuant to this Agreement. If Participant receives rights or warrants with respect to any unvested Shares of Restricted Stock, such rights or warrants may be held or exercised by Participant, provided that until such exercise any such rights or warrants and after such exercise any shares or other securities acquired by the exercise of such rights or warrants will be considered to be unvested Shares of Restricted Stock and will be subject to all of the conditions and restrictions which were applicable to the unvested Shares of Restricted Stock pursuant to this Agreement. The Administrator in its absolute discretion at any time may accelerate the vesting of all or any portion of such new or additional shares of stock, cash or securities, rights or warrants to purchase securities or shares or other securities acquired by the exercise of such rights or warrants.
          (g) The Company may instruct the transfer agent for its Common Stock to place a legend on the certificates representing the Restricted Stock or otherwise note its records as to the restrictions on transfer set forth in this Agreement.
     3. Vesting Schedule. Except as provided in Section 4, and subject to Section 5, the Shares of Restricted Stock awarded by this Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant. Shares of Restricted Stock scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in Participant in accordance with any of the provisions of this Agreement, unless Participant will have been continuously a Service Provider from the Date of Grant until the date such vesting occurs.
     4. Administrator Discretion. The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Restricted Stock at any time, subject to the terms of the Plan. If so accelerated, such Restricted Stock will be considered as having vested as of the date specified by the Administrator.
     5. Forfeiture upon Termination of Status as a Service Provider. Notwithstanding any contrary provision of this Agreement, the balance of the Shares of Restricted Stock that have not vested at the time of Participant’s termination as a Service Provider for any reason will be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company upon the date of such termination and Participant will have no further rights thereunder. Participant will not be entitled to a refund of the price paid for the Shares of Restricted Stock, if any, returned to the Company pursuant to this Section 5. Participant hereby appoints the Escrow Agent with full power of substitution, as Participant’s true and lawful attorney-in-fact with irrevocable power and authority in the name and on behalf of Participant to take any action and execute all documents and instruments, including, without limitation, stock powers which may be necessary to transfer the certificate or certificates evidencing such unvested Shares to the Company upon such termination of service.
     6. Death of Participant. Any distribution or delivery to be made to Participant under this Agreement will, if Participant is then deceased, be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.
     7. Withholding of Taxes. Notwithstanding any contrary provision of this Agreement, no certificate representing the Shares of Restricted Stock may be released from the escrow established pursuant to Section 5, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by Participant with respect to the payment of income, employment and other taxes which the Company determines must be withheld with respect to such Shares. To the extent determined appropriate by the Company in its discretion, it will have the right (but not the obligation) to satisfy any tax withholding obligations by reducing the number of Shares otherwise deliverable to Participant. If Participant fails to make satisfactory arrangements for the payment of any required tax withholding obligations hereunder at the time any applicable Shares otherwise are scheduled to vest pursuant to Sections 3 or 4, Participant will permanently forfeit such Shares and the Shares will be returned to the Company at no cost to the Company.
     8. Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant or the Escrow Agent. Except as provided in Section 2(f), after such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.
     9. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE SHARES OF RESTRICTED STOCK PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS RESTRICTED STOCK OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.
     10. Address for Notices. Any notice to be given to the Company under the terms of this Agreement will be addressed to the Company at Fluidigm Corporation, 7000 Shoreline Court, Suite 100, South San Francisco, CA 94080, or at such other address as the Company may hereafter designate in writing.

     11. Grant is Not Transferable. Except to the limited extent provided in Section 6, the unvested Shares subject to this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any unvested Shares of Restricted Stock subject to this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.
     12. Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.
     13. Additional Conditions to Release from Escrow. The Company will not be required to issue any certificate or certificates for Shares hereunder or release such Shares from the escrow established pursuant to Section 2 prior to fulfillment of all the following conditions: (a) the admission of such Shares to listing on all stock exchanges on which such class of stock is then listed; (b) the completion of any registration or other qualification of such Shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Administrator will, in its absolute discretion, deem necessary or advisable; (c) the obtaining of any approval or other clearance from any state or federal governmental agency, which the Administrator will, in its absolute discretion, determine to be necessary or advisable; and (d) the lapse of such reasonable period of time following the date of grant of the Restricted Stock as the Administrator may establish from time to time for reasons of administrative convenience.
     14. Plan Governs. This Agreement is subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan will govern. Capitalized terms used and not defined in this Agreement will have the meaning set forth in the Plan.
     15. Administrator Authority. The Administrator will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Shares of Restricted Stock have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. No member of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.
     16. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the Shares of Restricted Stock awarded under the Plan or future Restricted Stock that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.

     17. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
     18. Agreement Severable. In the event that any provision in this Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Agreement.
     19. Modifications to the Agreement. This Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Agreement, the Company reserves the right to revise this Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) or to otherwise avoid imposition of any additional tax or income recognition under Section 409A of the Code in connection to this Award of Restricted Stock.
     20. Amendment, Suspension or Termination of the Plan. By accepting this Award, Participant expressly warrants that he or she has received an Award of Restricted Stock under the Plan, and has received, read and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time.
     21. Governing Law. This Agreement will be governed by the laws of the State of [California], without giving effect to the conflict of law principles thereof. For purposes of litigating any dispute that arises under this Award of Restricted Stock or this Agreement, the parties hereby submit to and consent to the jurisdiction of the State of [California], and agree that such litigation will be conducted in the courts of [San Francisco County], [California], or the federal courts for the United States for the [Northern District of California], and no other courts, where this Award of Restricted Stock is made and/or to be performed.

FLUIDIGM CORPORATION
2008 EQUITY INCENTIVE PLAN
NOTICE OF GRANT OF RESTRICTED STOCK UNITS
     Unless otherwise defined herein, the terms defined in the Fluidigm Corporation 2008 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Notice of Grant of Restricted Stock Units (the “Notice of Grant”) and Terms and Conditions of Restricted Stock Unit Grant, attached hereto as Exhibit A (together, the “Agreement”).

Participant:

Address:

     Participant has been granted the right to receive an Award of Restricted Stock Units, subject to the terms and conditions of the Plan and this Agreement, as follows:

Grant Number

Date of Grant

Vesting Commencement Date

Number of Restricted Stock Units
     Vesting Schedule:
     Subject to any acceleration provisions contained in the Plan or set forth below, the Restricted Stock Unit will vest in accordance with the following schedule:
     [VESTING SCHEDULE.]
     In the event Participant ceases to be a Service Provider for any or no reason before Participant vests in the Restricted Stock Unit, the Restricted Stock Unit and Participant’s right to acquire any Shares hereunder will immediately terminate.
     By Participant’s signature and the signature of the Company’s representative below, Participant and the Company agree that this Award of Restricted Stock Units is granted under and governed by the terms and conditions of the Plan and this Agreement. Participant has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Plan and Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT	FLUIDIGM CORPORATION

Signature	By

Print Name	Title

Address:

EXHIBIT A
TERMS AND CONDITIONS OF RESTRICTED STOCK UNIT GRANT
     1. Grant. The Company hereby grants to the Participant named in the Notice of Grant (the “Participant”) under the Plan an Award of Restricted Stock Units, subject to all of the terms and conditions in this Agreement and the Plan, which is incorporated herein by reference. Subject to Section 18(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan will prevail.
     2. Company’s Obligation to Pay. Each Restricted Stock Unit represents the right to receive a Share on the date it vests. Unless and until the Restricted Stock Units will have vested in the manner set forth in Section 3, Participant will have no right to payment of any such Restricted Stock Units. Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Unit will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company. Any Restricted Stock Units that vest in accordance with Sections 3 or 4 will be paid to Participant (or in the event of Participant’s death, to his or her estate) in whole Shares, subject to Participant satisfying any applicable tax withholding obligations as set forth in Section 6. Subject to the provisions of Section 4, such vested Restricted Stock Units will be paid in Shares as soon as practicable after vesting, but in each such case within the period ending no later than the date that is two and one half (2 1/2) months from the end of the Company’s tax year that includes the vesting date.
     3. Vesting Schedule. Except as provided in Section 4, and subject to Section 5, the Restricted Stock Units awarded by this Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant. Restricted Stock Units scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in Participant in accordance with any of the provisions of this Agreement, unless Participant will have been continuously a Service Provider from the Date of Grant until the date such vesting occurs.
     4. Administrator Discretion. The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Restricted Stock Units at any time, subject to the terms of the Plan. If so accelerated, such Restricted Stock Units will be considered as having vested as of the date specified by the Administrator.
          Notwithstanding anything in the Plan or this Agreement to the contrary, if the vesting of the balance, or some lesser portion of the balance, of the Restricted Stock Units is accelerated in connection with Participant’s termination as a Service Provider (provided that such termination is a “separation from service” within the meaning of Section 409A, as determined by the Company), other than due to death, and if (x) Participant is a “specified employee” within the meaning of Section 409A at the time of such termination as a Service Provider and (y) the payment of such accelerated Restricted Stock Units will result in the imposition of additional tax under Section 409A if paid to Participant on or within the six (6) month period following Participant’s termination as a Service Provider, then the payment of such accelerated Restricted Stock Units will not be made until the date six (6) months and one (1) day following the date of Participant’s termination as a Service Provider, unless the Participant dies following his or her termination as a Service Provider, in which case, the Restricted Stock Units will be paid in Shares to the Participant’s estate as soon as practicable following his or her death. It is the intent of this Agreement to comply with the requirements of Section 409A so that none of the Restricted Stock Units provided under this Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to so comply. For purposes of this Agreement, “Section 409A” means Section 409A of the Internal Revenue Code of 1986, as amended, and any proposed, temporary or final Treasury Regulations and Internal Revenue Service guidance thereunder, as each may be amended from time to time.
     5. Forfeiture upon Termination of Status as a Service Provider. Notwithstanding any contrary provision of this Agreement, the balance of the Restricted Stock Units that have not vested as of the time of Participant’s termination as a Service Provider for any or no reason and Participant’s right to acquire any Shares hereunder will immediately terminate.
     6. Death of Participant. Any distribution or delivery to be made to Participant under this Agreement will, if Participant is then deceased, be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.
     7. Withholding of Taxes. Notwithstanding any contrary provision of this Agreement, no certificate representing the Shares will be issued to Participant, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by Participant with respect to the payment of income, employment and other taxes which the Company determines must be withheld with respect to such Shares. To the extent determined appropriate by the Company in its discretion, it will have the right (but not the obligation) to satisfy any tax withholding obligations by reducing the number of Shares otherwise deliverable to Participant. If Participant fails to make satisfactory arrangements for the payment of any required tax withholding obligations hereunder at the time any applicable Restricted Stock Units otherwise are scheduled to vest pursuant to Sections 3 or 4, Participant will permanently forfeit such Restricted Stock Units and any right to receive Shares thereunder and the Restricted Stock Units will be returned to the Company at no cost to the Company.
     8. Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant. After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.
     9. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RESTRICTED STOCK UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR

THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OF RESTRICTED STOCK UNITS OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.
     10. Address for Notices. Any notice to be given to the Company under the terms of this Agreement will be addressed to the Company at Fluidigm Corporation, 7000 Shoreline Court, Suite 100, South San Francisco, CA 94080, or at such other address as the Company may hereafter designate in writing.
     11. Grant is Not Transferable. Except to the limited extent provided in Section 6, this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.
     12. Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.
     13. Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. Where the Company determines that the delivery of the payment of any Shares will violate federal securities laws or other applicable laws, the Company will defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares will no longer cause such violation. The Company will make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.
     14. Plan Governs. This Agreement is subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan will govern. Capitalized terms used and not defined in this Agreement will have the meaning set forth in the Plan.

     15. Administrator Authority. The Administrator will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. No member of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.
     16. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.
     17. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
     18. Agreement Severable. In the event that any provision in this Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Agreement.
     19. Modifications to the Agreement. This Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Agreement, the Company reserves the right to revise this Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection to this Award of Restricted Stock Units.
     20. Amendment, Suspension or Termination of the Plan. By accepting this Award, Participant expressly warrants that he or she has received an Award of Restricted Stock Units under the Plan, and has received, read and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time.
     21. Governing Law. This Agreement will be governed by the laws of the State of [California], without giving effect to the conflict of law principles thereof. For purposes of litigating any dispute that arises under this Award of Restricted Stock Units or this Agreement, the parties hereby submit to and consent to the jurisdiction of the State of [California], and agree that such litigation will be conducted in the courts of [San Francisco County, California], or the federal courts for the United States for the [Northern District of California], and no other courts, where this Award of Restricted Stock Units is made and/or to be performed.